Goodwill (Narrative) (Details) - British Columbia [Member] - Cash-generating units [Member] $ in Thousands	12 Months Ended
Dec. 31, 2023 USD ($) $ / lbs
Disclosure of reconciliation of changes in goodwill [line items]
Discount rate applied to cash flow projections	7.25%
Copper price per pound applied to cash flow projections	3.75
Long-term copper price per pound applied to cash flow projections	4
Estimated value of mineral resources not included in LOM plan | $	$ 311,000